UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 12, 2007

BPZ Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29098	33-0502730
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           On January 12, 2007, the common stock of BPZ Energy, Inc. (the “Company”) began trading on the American Stock Exchange (the “AMEX”) under the symbol “BZP.”  The Company’s stock had previously been listed on the Pink Sheets Electronic Quotation Service (the “Pink Sheets”), where it will continue to be quoted under the new symbol, “BZP.”

Item 7.01 Regulation FD Disclosure.

In connection with the transfer of the Company’s common stock from the Pink Sheets to the AMEX, the Company issued a press release on January 10, 2007 which is being furnished as Exhibit 99.1 to this report.

Item 9.01.         Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Energy, Inc. Press Release, dated January 10, 2007, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ ENERGY, INC.
(Registrant)

Dated: January 19, 2007	By:	/s/Edward G. Caminos
	Name:	Edward G. Caminos
	Title:	Vice President—Finance and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Energy, Inc. Press Release, dated January 10, 2007, and furnished with this report.